Exhibit 10.64

March 26, 2013

Stem Cell Cayman Ltd.

c/o Campbells

4th Floor, Scotia Centre

Albert Panton Street

George Town, Grand Cayman

Cayman Islands

Gentlemen:

Reference is made to the Subscription Agreements, dated February 10, 2011, November 4, 2011 and March 30, 2012 (the “Agreements”), by and among Stem Cell Cayman Ltd. (“Cayman”), BioRestorative Therapies, Inc. (formerly Stem Cell Assurance, Inc.) (“BioRestorative”) and Westbury (Bermuda) Ltd. (the “Lender”) with respect to loans made by the Lender to Cayman in the amounts of $1,050,000, $1,000,000 and $1,500,000, respectively (the “Principal Amounts”), evidenced by Promissory Notes, dated February 10, 2011, November 4, 2011 and March 30, 2012 in the respective Principal Amounts (the “Notes”), which provide, as amended, that the respective Principal Amounts are payable on March 30, 2013 (the “Maturity Date”).

The Lender agrees that Cayman and BioRestorative have performed all of their obligations under the Agreements and the Notes, and the Lender waives any and all defaults by Cayman and BioRestorative thereunder. The Lender agrees further that, in consideration of the issuance of the BioRestorative Shares (as hereinafter defined), (i) all accrued and unpaid interest on the Notes is no longer payable and is hereby waived and (ii) Section 2 (Right to Accelerate) of each of the Notes is hereby deleted and of no further force or effect.

The parties agree that the Notes are hereby amended such that the Maturity Date for the payment of the respective Principal Amounts shall be July 31, 2014. No interest shall be payable on the Notes.

In consideration of the foregoing, BioRestorative hereby agrees to issue to the Lender twenty-five million (25,000,000) shares of common stock of BioRestorative (the “BioRestorative Shares”). The Lender hereby confirms that the representations and warranties made by it in the Subscription Agreement of even date by and among Cayman, BioRestorative and the Lender shall apply with equal force and effect to the BioRestorative Shares.

Each Note may only be amended further by a writing executed by Cayman and the Lender.

Except as modified herein, each Note shall continue in full force and effect in accordance with its terms.

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Very truly yours,

WESTBURY (BERMUDA) LTD.

By:
Name:
Title:
Agreed:

STEM CELL CAYMAN LTD.

By:
Name:
Title:

BIORESTORATIVE THERAPIES, INC.

By:
Name:
Title: